EXHIBIT 99.1

Federal Home Loan Bank of Seattle
Business Update

Mike Wilson
President and Chief Executive Officer
February 2012

Forward-Looking Statements
This member presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including preliminary highlights of financial statements as of and for the year ended December 31, 2011, on which the Seattle Bank's external auditor has not completed its audit, and expectations regarding operations of the bank. Forward-looking statements are subject to known and unknown risks and uncertainties. Actual financial performance and condition, as well as other actions, may differ materially from that expected or implied in forward-looking statements because of many factors. Such factors may include, but are not limited to: completion of the review of the bank's financial condition, operations, and cash flows for the year ended December 31, 2011; changes in general economic and market conditions (including effects on, among other things, U.S. debt obligations and mortgage-related securities); regulatory and legislative actions and approvals (including those of the Finance Agency); business and capital plan and policy adjustments and amendments; demand for advances; the Seattle Bank's ability to meet adequate capital levels; accounting adjustments or requirements (including changes in assumptions and estimates used in the bank's financial models); changes in the bank's management and Board of Directors; competitive pressure from other Federal Home Loan Banks and alternative funding sources; interest-rate volatility; shifts in demand for our products and consolidated obligations; changes in projected business volumes; the bank's ability to appropriately manage its cost of funds; the cost-effectiveness of the bank's funding; changes in the bank's membership profile or the withdrawal of one or more large members; and hedging and asset-liability management activities. Additional factors are discussed in the Seattle Bank's most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC. The Seattle Bank does not undertake to update any forward-looking statements made in this announcement.

Today’s Agenda
Where We’ve Been: A Brief History
Where We’re At: 2011 Preliminary Unaudited Financial Results
Where We’re Going: A Vision for the Seattle Bank
Creating a Long-Term Business Plan
Continuing Our Focus on Member Value

Where We’ve Been:
A Brief History

Where We’ve Been
2000 – 2004
Bank shifts focus from advances to Mortgage Purchase Program (MPP):
New business line intended to strengthen earnings and maintain strong dividends
As of 12/31/04: MPP loan balance was $10.4 billion; advances outstanding balance was $14.9 billion
2005 – 2007
Bank exits MPP and re-focuses on advances:
Risk management / retained earnings insufficient to support MPP
2005 – 2007 year-over-year advances growth: 44%, 30%, and 63%
Bank begins investing in AAA-rated private-label MBS to increase retained earnings.
2008 – 2011
Bank is a vital funding source during credit crisis; advances outstanding reach $46.3 billion in 2008.
As of 12/31/11 (preliminary data): MPP loan balance was $1.4 billion; advances outstanding balance was $11.3 billion
Regional bank failures, consolidation with out-of-district institutions result in material advance pay-downs
Declining retail loan demand and high levels of retail deposits reduce demand
Credit quality of private-label MBS declines, resulting in more than $500 million of impairment charges, loss of retained earnings, growth of AOCL, and decline in market value of equity.

Consent Arrangement
A Framework for Returning to Normal Operations
October 2010
Normal operations include the ability to repurchase, redeem, and pay dividends on our capital stock:
The bank must reach and maintain certain thresholds to begin repurchasing capital stock at par.
The bank must achieve and maintain certain additional financial and operational metrics and remediate certain regulatory concerns to begin redeeming capital stock and paying dividends.
The bank’s ability to repurchase, redeem, or pay dividends on capital stock requires Finance Agency approval.

Stabilization objectives:
Addressing requirements of Consent Arrangement
Strengthening our balance sheet while employing sound risk management strategies
Strengthening our capital position through growth in retained earnings
Closing the gap between our market value of equity (MVE) and par value of capital stock (PVCS)

The Consent Arrangement is a framework for a return to normal operations, but it is not a substitute for the Seattle Bank’s own strategic business plan.

Where We’re At:
2011 Preliminary Unaudited Results

2011 Preliminary Results
Net Income (2011 results unaudited):
Approximately $84 million of net income in 2011 compared to $20.5 million in 2010:
$1.3 billion sale of mortgage loans resulted in $73.9 million pre-assessment gain in Q3 2011
Reduction in additional OTTI: approximately $91 million of additional OTTI vs. $106.2 million in 2010

Results reflect actions taken by board and management during 2011:
Progress in stabilizing our business:
Asset-quality
Advance pricing
Credit and collateral
Asset composition
Permanent President and CEO
Balance sheet restructuring / MPP sale

Credit-Related OTTI Charges
2008 – Q4 2011 ($ millions) / Unaudited except for annual amounts; Q4 2011 data preliminary

Key Metrics: Market Value of Equity / Par Value of Capital Stock
Q4 2007 – Q4 2011 / unaudited

Key Metrics: Retained Earnings
Q4 2007 – Q4 2011 ($ millions) / unaudited except for annual amounts; Q4 2011 data preliminary

Seattle Bank Advance History
Q1 2005 – Q4 2011 ($ millions) / unaudited except for annual amounts; Q4 2011 data preliminary

Membership / Stock Activity
12 new members in 2011 / net increase of one new member
Five member failures; six mergers
2011 stock activity – all transactions made at $100 / share
$2.4 million of additional stock purchases
$8.0 million of stock transfers (between members and via FDIC)
$1.7 million of stock redemption requests rescinded
$967,000 Class B stock
$755,000 Class A stock

Where We’re Going:
A Vision for the Seattle Bank

A Vision for the Seattle Bank
The Seattle Bank exists to provide members with funding and liquidity.
Advances are our core business.
Reliability is crucial.
We must be available at all points in an economic cycle and during a member’s lifecycle.
We want to be innovative to help members thrive in a challenging environment.
We work to anticipate member needs, and value our members’ input.
We have an obligation to safeguard the capital our members have entrusted to us.
We must be able to redeem/repurchase stock at par.
Any dividend must be reasonable.
We are not a profit maximizing entity.

How We Will Achieve Our Vision
We will continue to work with the Finance Agency to return the bank to health, using the Consent Arrangement as a framework, not as the Seattle Bank’s long-term strategic plan.
We are working to reduce short-term unsecured investments and replace them with variable-rate, longer-term, secured investments, while retaining our ability to meet our members’ funding needs.
We will encourage our members’ use of advances through the introduction of new advance structures, through the possible acceptance of municipal securities as collateral, and through the possible reintroduction of an excess stock pool.
We will strive to repurchase some amount of excess stock in 2012.
We will continue our efforts to expand our membership.
We will collaborate with other FHLBanks to reduce operating expenses.
We will continue to pursue lawsuits against private-label MBS issuers, but will not build the bank’s future on that outcome.

When We Will Achieve Our Vision
Our return to normal operations will be a multi-year process. We are creating a plan to prudently accelerate that timeline.
The market value of the bank has been improving, and we continue to rebuild retained earnings.
We need to make additional improvements before we can repurchase, redeem, and pay dividends on stock.
While we are working to strengthen our balance sheet, we will continue to be your dependable business partner:
We are providing – and we will continue to provide – our members with immediate access to funding and liquidity.
We are reliable. We have no difficulty accessing funding in the capital markets.
We are constantly trying to innovate. Let us know what you need!

More than a traditional equity investment, your stock in the
Seattle Bank gives you access to….

Liquidity and Funding
Fixed- and adjustable-rate advances for terms from overnight to 30 years
Standby Letters of Credit – up to 10 years for commercial and 20 years for housing finance purposes
Structured funding solutions for balance sheet and interest-rate risk management
Transaction Services
Securities safekeeping
Wire transfers
Community Investment Products and Services
Affordable Housing Program (AHP): Direct subsidy and subsidized advances for affordable housing
Home$tart Program: Down payment assistance grants to first-time homebuyers
Community Investment Program (CIP) / Economic Development Fund: Reduced-rate advances for affordable housing and economic development in areas up to 115% of AMI
Educational Programs
Recent webinar and upcoming workshops: “Maximizing Collateral Capacity and Understanding the Seattle Bank’s Collateral Review Process”

Our Future
Our mission is to serve as a reliable source of liquidity and funding for our members.
We are facing an unprecedented situation in our economy, our industry, and our cooperative.
Our members’ use of the cooperative – as active borrowers –
is key to its long-term viability.

Think of your cooperative first when you need funding.

Contact Us
Mike Wilson: President and Chief Executive Officer
206.340.2359 / mikew@fhlbsea.com

Glen Simecek: FVP / Chief Business Officer
206.340.2443 / glens@fhlbsea.com

John Biestman, CFA: VP / Director of Business Development
206.340.2473 / johnbi@fhblsea.com

Brett Manning, CFA: AVP / Institutional Sales and Strategy
206.340.2472 / brettm@fhlbsea.com

Jennifer Ernst: VP / Community Investments
206.340.8737 / jernst@fhlbsea.com